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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 1997

                                GERON CORPORATION
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            (Exact name of registrant as specified in its charter)

                                    Delaware
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                (State or other jurisdiction of incorporation)

        0-20859                                         75-2287752
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(Commission File Number)                  (IRS Employer Identification No.)

230 Constitution Drive, Menlo Park, CA                      94025
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (415) 473-7700
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200 Constitution Drive, Menlo Park, CA                      94025
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        (Former name or former address, if changed since last report)


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ITEM 9.     SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      On April 25, 1997, Geron Corporation, a Delaware corporation (the "Company") issued 341,880 shares of Common Stock at a price of $11.70 per share, for an aggregate purchase price of $4,000,000. The shares were sold directly to Pharmacia & UpJohn S.p.A., an offshore investor, pursuant to the exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended. See Form 8-K dated January 10, 1997 for information concerning previous issuance of securities pursuant to Regulation S.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GERON CORPORATION
                                    (Registrant)



Dated:  May 7, 1997                By:  /s/ David L. Greenwood
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                                         David L. Greenwood
                                         Chief Financial Officer, Treasurer
                                         and Secretary (Principal Financial and
                                         Accounting Officer)

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